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                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                        American Vision Series VUL 2002
               Executive Benefit Flexible Premium Variable Life
        Flexible Premium Joint and Last Survivor Variable Life (VUL 98)
              Flexible Premium Variable Life (General SelectPlus)
                 Flexible Premium Variable Life (Russell VUL)
                   Flexible Premium Variable Life (VUL 100)
                    Flexible Premium Variable Life (VUL 95)
                  Flexible Premium Variable Life (VUL 98/00)
                       Variable Life Insurance (Destiny)

 Supplement dated December 31, 2016 to the prospectuses for the variable life insurance policies issued by General American Life Insurance Company, listed above

The following information supplements, and to the extent inconsistent therewith, replaces the information in the prospectuses. Please retain this supplement for future reference.

The Company
-----------

The first paragraph describing the Company under "The Company" is replaced with the following:

   General American is a wholly-owned subsidiary of, and controlled by, MetLife, Inc., a publicly traded company. General American is principally engaged in writing individual life insurance policies and annuity contracts. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in four Canadian provinces. The principal offices (Home Office) of General American are located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

                                                               SUPP-GALICVL1216